UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1.

Reports to Stockholders

Fidelity® Series Floating Rate High Income Fund Fidelity® Series Floating Rate High Income Fund Class F Annual Report September 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2015	Past 1 year	Life of fund
Fidelity® Series Floating Rate High Income Fund	(0.80)%	5.35%
Class F	(0.70)%	5.46%

 Life of fund returns are for the period from October 20, 2011 to September 30, 2015.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Floating Rate High Income Fund, a class of the fund on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$12,283	Fidelity® Series Floating Rate High Income Fund
$12,231	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans registered a modestly positive return for the 12 months ending September 30, 2015, amid an environment of generally declining interest rates, falling commodities prices and global macroeconomic uncertainty. For the period, the S&P®/LSTA Leveraged Performing Loan Index gained 1.88%, outpacing high-yield bonds but trailing the broad investment-grade fixed-income market. Bank loans advanced early in the period, but sharply declined in December as oil prices continued to fall on concern about global oversupply. Loans rebounded during 2015's first quarter, showing particular strength in February, bolstered by the confluence of renewed investor demand for higher-yielding securities amid lower bond yields globally and light supply of new loans. The asset class continued to perform well in April, benefiting from reduced supply, robust demand from collateralized loan obligations and moderating retail fund outflows. Loans retreated in June, hampered by increased global volatility partly fueled by the debt crisis in Greece, but still held up better than most other asset classes. After posting a slightly positive return in July, loan performance was negative in August and September, as investors broadly retreated from riskier assets due to concerns about the pace of economic growth in China and elsewhere around the world.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes trailed the benchmark S&P®/LSTA Leveraged Performing Loan Index. Relative to the benchmark, detractors included an overweighting in oil & gas, the poorest-performing industry group this period. We were also hurt by adverse security selection in nonferrous metals/minerals, leisure goods/activities/movies, and utilities. Unfavorable positioning in steel also worked against relative performance. The primary individual relative detractors were oil & gas company Fieldwood Energy; Vantage Drilling, which owns and operates offshore drilling rigs; coal producer Walter Energy; and a sizable overweighting in Australian iron ore miner Fortescue Metals Group. An underweight position in bankrupt Texas utility TXU, a subsidiary of Energy Future Holdings, further dampened the fund’s relative return. On the plus side, security selection in several sectors, led by food service and health care, was modestly additive. In terms of individual contributors, not owning a number of poor-performing index components provided the biggest boost. These included oil & gas companies American Energy-Marcellus, Templar Energy and Ocean Rig, as well as troubled coal mine operator Arch Coal. We sold our position in Vantage Drilling during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	1.8	1.9
JC Penney Corp., Inc.	1.6	0.8
Caesars Growth Properties Holdings, LLC	1.5	1.6
Laureate Education, Inc.	1.2	1.1
Charter Communications Operating LLC	1.1	0.7
	7.2

Top Five Market Sectors as of September 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	9.1	5.8
Technology	9.0	10.3
Energy	7.0	7.4
Services	6.3	4.2
Super Retail	5.6	3.9

Quality Diversification (% of fund's net assets)

As of September 30, 2015
BBB	0.6%
BB	29.2%
B	51.4%
CCC,CC,C	9.1%
Not Rated	3.6%
Equities	0.5%
Short-Term Investments and Net Other Assets	5.6%

As of March 31, 2015
BBB	2.6%
BB	28.0%
B	51.6%
CCC,CC,C	7.0%
Not Rated	3.9%
Equities	1.1%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2015*
Bank Loan Obligations	91.9%
Nonconvertible Bonds	2.0%
Common Stocks	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

 * Foreign investments - 9.4%

As of March 31, 2015*
Bank Loan Obligations	91.4%
Nonconvertible Bonds	1.7%
Common Stocks	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 10.9%

Investments September 30, 2015

Showing Percentage of Net Assets

Bank Loan Obligations - 91.9%(a)
	Principal Amount	Value
Aerospace - 0.5%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$366,439	$360,942
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	1,984,925	1,958,346

TOTAL AEROSPACE		2,319,288

Air Transportation - 0.2%
U.S. Airways, Inc. Tranche B 1LN, term loan 3.5% 5/23/19 (b)	665,202	661,996
Automotive & Auto Parts - 1.5%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	665,861	659,202
Federal-Mogul Corp. Tranche C, term loan 4.75% 4/15/21 (b)	1,485,000	1,405,805
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	1,646,421	1,490,011
Tranche 2LN, term loan 10% 11/27/21 (b)	1,425,000	1,280,719
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	990,000	936,253
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	691,319	675,764

TOTAL AUTOMOTIVE & AUTO PARTS		6,447,754

Broadcasting - 0.9%
Clear Channel Communications, Inc. Tranche D, term loan 6.9436% 1/30/19 (b)	2,330,000	1,928,075
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	990,013	985,062
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	982,026	974,965

TOTAL BROADCASTING		3,888,102

Building Materials - 1.3%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	730,906	724,203
GYP Holdings III Corp. Tranche 2LN, term loan 7.75% 4/1/22 (b)	1,580,000	1,545,445
Jeld-Wen, Inc. Tranche B, term loan 5% 7/1/22 (b)	500,000	497,815
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	1,000,000	973,750
Ls Deco LLC Tranche B, term loan 5.5% 5/21/22 (b)	1,067,500	1,070,169
Ply Gem Industries, Inc. Tranche B, term loan 4% 2/1/21 (b)	640,250	632,567

TOTAL BUILDING MATERIALS		5,443,949

Cable/Satellite TV - 4.1%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (b)	3,867,227	3,811,655
Charter Communications Operating LLC:
Tranche F, term loan 3% 1/3/21 (b)	1,368,153	1,343,869
Tranche H, term loan 3.25% 8/24/21 (b)	1,000,000	993,960
Tranche I, term loan 3.5% 1/24/23 (b)	2,685,000	2,668,783
CSC Holdings LLC Tranche B, term loan 9/25/22 (c)	1,000,000	993,500
Numericable LLC:
Tranche B 1LN, term loan 4% 7/20/22 (b)	620,000	607,290
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	2,212,338	2,196,675
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	1,913,974	1,900,423
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (b)	600,000	588,000
WideOpenWest Finance LLC Tranche B, term loan 4.5% 4/1/19 (b)	995,000	984,274
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	554,681	543,865
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	357,447	350,477
Tranche B 3LN, term loan 3.5% 1/15/22 (b)	587,872	576,409

TOTAL CABLE/SATELLITE TV		17,559,180

Capital Goods - 0.2%
Mueller Water Products, Inc. Tranche B, term loan 4% 11/25/21 (b)	697,225	697,804
SRAM LLC. Tranche B, term loan 4.0205% 4/10/20 (b)	363,388	342,494

TOTAL CAPITAL GOODS		1,040,298

Chemicals - 3.9%
A. Schulman, Inc. Tranche B, term loan 4% 6/1/22 (b)	1,481,288	1,473,881
AgroFresh, Inc. Tranche B, term loan 5.75% 7/31/21 (b)	997,500	992,931
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (b)	610,000	612,288
Tranche B 1LN, term loan 4.5417% 6/12/21 (b)	819,986	818,616
Aruba Investments, Inc. Tranche B, term loan 4.5% 2/2/22 (b)	646,514	641,665
Chromaflo Technologies Corp.:
Tranche 2LN, term loan 8.25% 6/2/20 (b)	999,962	946,214
Tranche B 1LN, term loan 4.5% 12/2/19 (b)	1,165,174	1,121,480
Eco Services Operations LLC Tranche B, term loan 4.75% 12/1/21 (b)	898,200	893,709
Hilex Poly Co. LLC:
Tranche 2LN, term loan 9.75% 6/5/22 (b)	1,000,000	992,500
Tranche B 1LN, term loan 6% 12/5/21 (b)	991,259	985,480
MacDermid, Inc. Tranche B 2LN, term loan 4.75% 6/7/20 (b)	608,355	590,865
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	997,500	991,764
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	250,000	248,958
Styrolution U.S. Holding LLC Tranche B, term loan 6.5% 11/7/19 (b)	2,100,369	2,087,242
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	1,012,463	885,905
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	1,351,613	1,339,218
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	543,497	538,160
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	575,000	563,408

TOTAL CHEMICALS		16,724,284

Consumer Products - 1.1%
Calceus Acquisition, Inc. Tranche B 1LN, term loan 5% 2/1/20 (b)	938,968	890,452
Hercules Achievement, Inc. Tranche B, term loan 5% 12/11/21 (b)	971,313	973,498
Revlon Consumer Products Corp. term loan 4% 8/19/19 (b)	701,044	699,873
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (b)	1,033,082	970,239
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	1,078,028	1,063,205

TOTAL CONSUMER PRODUCTS		4,597,267

Containers - 2.7%
Anchor Glass Container Corp. Tranche B, term loan 4.5% 7/1/22 (b)	963,441	963,431
Berry Plastics Corp.:
Tranche E, term loan 3.75% 1/6/21 (b)	1,213,791	1,204,251
Tranche F, term loan 9/17/22 (c)	2,500,000	2,493,350
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	559,990	557,716
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	1,357,231	1,258,832
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	455,000	455,137
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	55,000	54,931
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.5% 12/1/18 (b)	3,070,289	3,069,582
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (b)	1,441,751	1,430,937

TOTAL CONTAINERS		11,488,167

Diversified Financial Services - 1.9%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	900,000	896,346
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (b)	1,105,000	1,100,856
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	409,242	387,245
Fly Funding II Sarl Tranche B, term loan 3.5% 8/9/19 (b)	1,005,515	996,093
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	292,887	291,422
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 11/15/22 (b)	1,000,000	945,000
Tranche B 1LN, term loan 4.75% 11/15/21 (b)	701,475	668,737
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	2,984,848	2,951,269

TOTAL DIVERSIFIED FINANCIAL SERVICES		8,236,968

Diversified Media - 0.2%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (b)	944,002	944,002
Energy - 6.7%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	1,499,896	1,484,897
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (b)	895,579	888,862
Chelsea Petroleum Products I LLC Tranche B, term loan 7/22/22 (c)	1,000,000	986,250
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (b)	2,500,000	2,053,125
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	1,016,000	998,860
CPI Acquisition, Inc. Tranche B, term loan 6.75% 8/17/22 (b)	500,000	495,000
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	1,873,033	1,660,762
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	1,485,000	983,813
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	1,210,656	1,131,963
Tranche C, term loan 5.25% 3/14/21 (b)	88,793	83,021
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (b)	640,412	629,205
EP Energy LLC Tranche B 3LN, term loan 3.5% 5/24/18 (b)	1,513,333	1,405,508
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	320,838	320,838
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	1,410,365	1,140,633
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (b)	2,455,000	675,125
Tranche B 1LN, term loan 3.875% 9/30/18 (b)	939,477	793,858
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (b)	912,248	586,119
Foresight Energy LLC Tranche B, term loan 5.5% 8/23/20 (b)	925,000	839,438
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (b)	222,089	216,353
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	1,384,152	815,169
Panda Sherman Power, LLC term loan 9% 9/14/18 (b)	1,614,495	1,453,046
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	450,000	398,250
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	972,513	586,746
Sheridan Investment Partners I term loan 4.25% 12/16/20 (b)	1,729,785	1,285,801
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (b)	1,516,266	1,125,828
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (b)	240,626	178,864
Tranche M, term loan 4.25% 12/16/20 (b)	89,740	66,707
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	455,122	454,553
Terra-Gen Finance Co. LLC Tranche B, term loan 5.25% 12/9/21 (b)	1,488,759	1,444,097
TerraForm AP Acquisition Holdings LLC Tranche B, term loan 5% 6/26/22 (b)	1,496,250	1,451,363
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	811,422	809,904
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (b)	1,522,850	1,514,292

TOTAL ENERGY		28,958,250

Entertainment/Film - 0.4%
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	585,000	584,450
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	215,000	210,969
Regal Cinemas Corp. Tranche B, term loan 3.75% 4/1/22 (b)	887,775	887,766

TOTAL ENTERTAINMENT/FILM		1,683,185

Environmental - 1.1%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	1,301,588	1,280,840
Metal Services LLC Tranche B, term loan 6% 6/30/17 (b)	956,768	944,015
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	545,000	530,013
Tranche B 1LN, term loan 4% 12/18/20 (b)	1,530,056	1,504,320
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	387,279	384,859

TOTAL ENVIRONMENTAL		4,644,047

Food & Drug Retail - 3.8%
Albertson's LLC:
Tranche B 3LN, term loan 5% 8/25/19 (b)	975,000	973,918
Tranche B 4LN, term loan 5.5% 8/25/21 (b)	7,112,530	7,108,113
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (b)	1,708,659	1,691,572
GOBP Holdings, Inc. Tranche B 1LN, term loan 4.75% 10/21/21 (b)	1,485,019	1,479,450
Performance Food Group, Inc. Tranche 2LN, term loan 6.753% 11/14/19 (b)	2,380,475	2,379,475
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	1,536,614	1,534,694
Smart & Final, Inc. Tranche B, term loan 4% 11/15/19 (b)	1,235,715	1,231,081

TOTAL FOOD & DRUG RETAIL		16,398,303

Food/Beverage/Tobacco - 2.0%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (b)	1,715,000	1,708,569
Blue Ribbon LLC:
Tranche 2LN, term loan 9.25% 11/13/22 (b)	1,000,000	981,250
Tranche B 1LN, term loan 5.75% 11/13/21 (b)	1,873,418	1,864,051
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (b)	935,341	918,973
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (b)	209,307	209,150
Shearer's Foods, Inc.:
Tranche 2LN, term loan 7.75% 6/30/22 (b)	1,085,000	1,060,588
Tranche B 1LN, term loan 4.5% 6/30/21 (b)	1,772,100	1,757,711

TOTAL FOOD/BEVERAGE/TOBACCO		8,500,292

Gaming - 5.6%
American Casino & Entertainment Properties LLC Tranche B, term loan 5% 7/7/22 (b)	498,750	498,127
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	1,884,615	1,883,145
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	806,269	749,830
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	7,345,510	6,418,140
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	847,875	845,755
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	254,311	254,550
5.5% 11/21/19 (b)	108,991	109,093
Graton Economic Development Authority Tranche B, term loan 4.75% 9/1/22 (b)	2,170,000	2,160,517
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (b)	917,799	909,998
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 11/19/19 (b)	2,883,837	2,868,524
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	4,452,569	4,390,634
Tranche B, term loan 6% 10/18/20 (b)	560,277	552,371
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (b)	1,000,781	998,279
Tropicana Entertainment, Inc. Tranche B, term loan 4% 11/27/20 (b)	1,158,680	1,149,990
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	211,050	204,982

TOTAL GAMING		23,993,935

Healthcare - 8.9%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	912,713	911,855
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	1,209,012	1,202,967
Avintiv Specialty Materials In Tranche B, term loan 5.25% 12/19/19 (b)	1,456,156	1,455,253
Community Health Systems, Inc.:
Tranche F, term loan 3.5752% 12/31/18 (b)	995,000	993,080
Tranche G, term loan 3.75% 12/31/19 (b)	1,536,739	1,533,373
Tranche H, term loan 4% 1/27/21 (b)	957,011	956,772
Concentra, Inc. Tranche B 1LN, term loan 4.0042% 6/1/22 (b)	997,500	994,587
Concordia Healthcare Corp. Tranche B, term loan 4.75% 4/21/22 (b)	608,475	607,209
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (b)	1,000,000	1,008,750
Tranche B 1LN, term loan 4.5% 4/23/21 (b)	1,967,538	1,963,445
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	965,000	960,580
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (b)	3,514,706	3,529,363
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	1,000,000	995,940
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (b)	1,216,346	1,240,673
Genoa, a QoL Healthcare Co. LLC Tranche 1LN, term loan 4.5% 4/30/22 (b)	997,500	993,141
Grifols, S.A. Tranche B, term loan 3.1936% 2/27/21 (b)	481,391	481,020
HCA Holdings, Inc. Tranche B 5LN, term loan 2.9436% 3/31/17 (b)	1,802,134	1,799,683
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	2,554,343	2,435,132
Hill-Rom Holdings, Inc. Tranche B, term loan 3.5% 9/8/22 (b)	1,000,000	1,000,360
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (b)	513,713	500,870
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	1,995,000	1,969,444
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	903,141	898,246
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (b)	167,880	165,655
Onex Schumacher Finance LP Tranche B 1LN, term loan 9/28/22 (c)	1,000,000	995,000
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	1,984,925	1,946,477
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (b)	1,120,000	1,103,200
Tranche B 1LN, term loan 4.25% 1/28/21 (b)	1,303,006	1,284,542
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 11/3/20 (b)	704,675	704,013
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (b)	1,517,000	1,528,378
Tranche B 2LN, term loan 4.25% 7/3/19 (b)	736,667	734,516
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 4/1/22 (c)	1,500,000	1,482,945

TOTAL HEALTHCARE		38,376,469

Homebuilders/Real Estate - 1.4%
DTZ U.S. Borrower LLC:
Tranche 2LN, term loan 9.25% 11/4/22 (b)	1,000,000	1,003,750
Tranche B 1LN, term loan 4.25% 11/4/21 (b)	1,978,812	1,955,937
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (b)	82,924	82,414
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (b)	2,852,825	2,843,924

TOTAL HOMEBUILDERS/REAL ESTATE		5,886,025

Hotels - 1.9%
Belmond Interfin Ltd. Tranche B, term loan 4% 3/21/21 (b)	767,375	759,065
Four Seasons Holdings, Inc. Tranche 2LN, term loan 6.25% 12/27/20 (b)	1,810,000	1,800,950
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	2,382,109	2,374,153
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 3.75% 4/14/21 (b)	1,903,994	1,884,954
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	1,312,233	1,304,858

TOTAL HOTELS		8,123,980

Insurance - 0.3%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.5% 8/14/22 (b)	997,500	983,166
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	294,253	287,173

TOTAL INSURANCE		1,270,339

Leisure - 2.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	1,584,938	1,491,822
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (b)	1,150,000	1,165,813
Tranche B 1LN, term loan 5% 2/1/20 (b)	872,619	872,253
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	1,496,250	1,488,455
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (b)	1,235,941	1,235,175
SMG Tranche B 1LN, term loan 4.5% 2/27/20 (b)	1,140,448	1,130,469
Town Sports International LLC Tranche B, term loan 4.5% 11/15/20 (b)	2,139,224	1,294,230

TOTAL LEISURE		8,678,217

Metals/Mining - 3.3%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	486,288	478,872
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	1,275,576	870,581
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	1,870,000	1,075,250
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	1,093,738	1,088,269
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	5,924,316	4,832,050
Murray Energy Corp.:
Tranche B 1LN, term loan 7% 4/16/17 (b)	653,363	574,959
Tranche B 2LN, term loan 7.5% 4/16/20 (b)	2,359,088	1,827,632
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (b)	1,000,000	916,880
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (b)	1,807,713	1,287,182
Walter Energy, Inc. Tranche B, term loan 5.8% 4/1/18 (b)	3,825,000	1,332,362

TOTAL METALS/MINING		14,284,037

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 8% 5/1/19 (b)	309,222	307,932
Publishing/Printing - 2.0%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (b)	2,023,297	2,004,581
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	2,660,398	1,719,841
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	1,496,250	1,477,547
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 4.75% 3/22/19 (b)	331,201	331,340
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	994,020	986,564
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	1,990,000	1,966,777

TOTAL PUBLISHING/PRINTING		8,486,650

Restaurants - 1.3%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	1,276,998	1,270,294
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (b)	1,370,629	1,369,601
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	1,643,400	1,645,454
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (b)	1,500,000	1,498,125

TOTAL RESTAURANTS		5,783,474

Services - 6.3%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	997,500	980,044
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	1,606,823	1,450,158
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (b)	594,930	594,716
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	3,457,538	2,593,153
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	2,339,141	2,290,908
Creative Artists Agency LLC Tranche B, term loan 5.5% 12/17/21 (b)	2,058,574	2,059,439
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	577,085	565,723
Tranche 2LN, term loan 7.5% 7/25/22 (b)	1,060,000	1,012,300
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	1,000,000	985,000
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	1,000,000	981,250
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	6,336,088	5,195,592
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	1,442,714	1,386,809
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	2,462,582	2,414,881
On Assignment, Inc. Tranche B, term loan 3.75% 6/5/22 (b)	456,970	456,207
Redtop Acquisitions Ltd. Tranche 2LN, term loan 8.25% 6/3/21 (b)	844,482	837,793
Research Now Group, Inc.:
Tranche 2LN, term loan 9.75% 3/18/22 (b)	245,000	243,163
Tranche B 1LN, term loan 5.5% 3/18/21 (b)	736,300	730,778
Science Applications International Corp. Tranche B, term loan 3.75% 5/4/22 (b)	498,750	497,349
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	1,258,793	1,256,036
Wash Multifamily Acquisition, Inc.:
Tranche B 1LN, term loan 4.25% 5/14/22 (b)	369,075	363,539
Tranche B 2LN, term loan 8% 5/14/23 (b)	305,000	301,950

TOTAL SERVICES		27,196,788

Steel - 0.5%
Essar Steel Algoma, Inc. Tranche B, term loan 7.5032% 8/16/19 (b)	1,970,050	1,467,687
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (b)	920,190	901,786

TOTAL STEEL		2,369,473

Super Retail - 5.6%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	1,414,058	1,405,404
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	965,000	953,343
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	1,944,363	1,922,975
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (b)	360,000	312,750
Dollar Tree, Inc. Tranche B 1LN, term loan 3.5% 3/9/22 (b)	1,500,000	1,499,790
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (b)	1,536,688	1,186,262
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	1,623,600	1,616,067
6% 5/22/18 (b)	5,365,410	5,328,549
Party City Holdings, Inc. Tranche B, term loan 4.25% 8/19/22 (b)	1,555,000	1,550,724
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (b)	777,446	776,054
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	2,493,750	2,487,266
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	2,136,699	2,098,644
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (b)	2,081,346	1,534,993
Staples, Inc. Tranche B, term loan 4/24/21 (c)	1,500,000	1,491,195

TOTAL SUPER RETAIL		24,164,016

Technology - 9.0%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (b)	292,113	290,944
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	335,000	331,231
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	745,723	744,634
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	565,000	560,056
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	1,327,735	1,211,558
5% 9/10/20 (b)	3,880,011	3,517,230
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	1,496,231	1,414,881
Datapipe, Inc. Tranche B 1LN, term loan 5.25% 3/15/19 (b)	1,463,864	1,451,582
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (b)	3,990,000	3,967,576
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,496,250	1,484,654
First Data Corp. Tranche B, term loan 3.6956% 9/24/18 (b)	2,000,000	1,979,000
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (b)	1,159,357	1,157,908
G.I. Peak Merger Sub Corp.:
Tranche 2LN, term loan 8.25% 6/17/22 (b)	460,000	437,000
Tranche B 1LN, term loan 5% 6/17/21 (b)	308,538	306,995
Infor U.S., Inc. Tranche B 5LN, term loan 3.75% 6/3/20 (b)	1,629,099	1,574,459
Informatica Corp. Tranche B, term loan 4.5% 8/6/22 (b)	820,000	814,367
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	2,915,000	2,964,205
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	1,909,558	1,900,602
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 7/31/23 (c)	480,000	477,600
Tranche B 1LN, term loan 7/31/22 (c)	495,000	491,288
Oberthur Technologies Tranche B 2LN, term loan 4.5% 10/18/19 (b)	1,683,393	1,671,828
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	1,708,246	1,652,728
Tranche 2LN, term loan 8% 4/9/22 (b)	750,000	726,248
Sophia L.P. Tranche B, term loan 9/30/22 (c)	3,000,000	2,991,570
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	1,190,583	1,191,333
Tranche B 2LN, term loan 4% 7/8/22 (b)	188,341	188,459
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	925,000	909,969
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	828,743	826,157
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	1,850,000	1,720,500

TOTAL TECHNOLOGY		38,956,562

Telecommunications - 5.3%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (b)	4,282,525	4,273,960
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.8125% 3/31/17 (b)	194,769	182,109
Tranche D 2LN, term loan 3.8266% 3/31/19 (b)	2,318,526	2,167,822
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	3,267,284	3,274,766
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	1,492,500	1,482,247
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	2,000,000	1,943,500
Level 3 Financing, Inc. Tranche B 2LN, term loan 3.5% 5/31/22 (b)	3,000,000	2,972,490
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	471,213	465,322
Tranche B 1LN, term loan 4% 4/11/20 (b)	2,040,818	2,000,002
Mitel U.S. Holdings, Inc. Tranche B, term loan 5% 4/29/22 (b)	493,763	489,753
Securus Technologies Holdings, Inc. Tranche 2LN, term loan 9% 4/30/21 (b)	1,980,000	1,779,525
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	1,000,000	973,440
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	639,746	633,348

TOTAL TELECOMMUNICATIONS		22,638,284

Transportation Ex Air/Rail - 0.6%
American Commercial Lines, Inc. Tranche B, term loan 7.5% 9/22/19 (b)	897,762	882,052
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (b)	777,524	771,211
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (b)	942,815	906,281

TOTAL TRANSPORTATION EX AIR/RAIL		2,559,544

Utilities - 5.3%
Alfred Fueling Systems, Inc. Tranche B 1LN, term loan 4.75% 6/20/21 (b)	778,922	774,786
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	86,585	86,325
6.375% 8/13/19 (b)	1,302,813	1,298,905
Calpine Corp. Tranche B 3LN, term loan 4% 10/9/19 (b)	2,166,706	2,160,380
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (b)	1,240,000	1,235,350
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	1,751,232	1,738,098
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	1,290,702	1,069,669
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 6.5% 11/13/21 (b)	1,620,000	1,591,650
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	2,470,025	2,346,524
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	2,078,421	1,908,676
Longview Power LLC Tranche B, term loan 7% 4/13/21 (b)	997,500	987,525
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	2,490,000	2,353,050
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	676,438	608,794
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (b)	1,408,983	1,026,205
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (b)	664,975	660,819
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (b)	991,687	984,249
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	1,234,361	1,158,756
USIC Holdings, Inc. Tranche B, term loan 4% 7/10/20 (b)	232,921	230,301
Veresen Midstream LP Tranche B, term loan 5.25% 3/31/22 (b)	736,300	730,778

TOTAL UTILITIES		22,950,840

TOTAL BANK LOAN OBLIGATIONS
(Cost $415,907,194)		395,561,897

Nonconvertible Bonds - 2.0%
Broadcasting - 0.2%
Clear Channel Communications, Inc. 9% 12/15/19	1,183,000	1,017,380
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.3372% 12/15/19 (b)(d)	2,945,000	2,841,925
Energy - 0.3%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.8037% 8/1/19 (b)(d)	2,250,000	1,288,125
Healthcare - 0.2%
Tenet Healthcare Corp. 3.8372% 6/15/20 (b)(d)	1,000,000	993,125
Metals/Mining - 0.1%
Murray Energy Corp. 11.25% 4/15/21 (d)	1,000,000	525,000
Publishing/Printing - 0.3%
Cenveo Corp. 6% 8/1/19 (d)	920,000	772,800
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (b)	430,000	469,775

TOTAL PUBLISHING/PRINTING		1,242,575

Telecommunications - 0.2%
Altice Financing SA 7.875% 12/15/19 (d)	650,000	672,750
TOTAL NONCONVERTIBLE BONDS
(Cost $10,183,507)		8,580,880
	Shares	Value

Common Stocks - 0.5%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	18,200	1,517,152
Publishing/Printing - 0.1%
Tribune Media Co. Class A	6,975	248,310
Telecommunications - 0.1%
FairPoint Communications, Inc. (e)	34,000	523,940
TOTAL COMMON STOCKS
(Cost $1,262,838)		2,289,402

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (e)
(Cost $29,756)	29,756	29,756

Money Market Funds - 7.1%
Fidelity Cash Central Fund, 0.18% (f)
(Cost $30,530,450)	30,530,450	30,530,450
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $457,913,745)		436,992,385
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(6,589,709)
NET ASSETS - 100%		$430,402,676

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,093,725 or 1.6% of net assets.

 (e) Non-income producing

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,016
Total	$60,016

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$248,310	$248,310	$--	$--
Materials	1,517,152	1,517,152	--	--
Telecommunication Services	523,940	523,940	--	--
Bank Loan Obligations	395,561,897	--	390,931,425	4,630,472
Corporate Bonds	8,580,880	--	8,580,880	--
Other	29,756	--	--	29,756
Money Market Funds	30,530,450	30,530,450	--	--
Total Investments in Securities:	$436,992,385	$32,819,852	$399,512,305	$4,660,228

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$29,212,177
Net Realized Gain (Loss) on Investment Securities	(1,205,687)
Net Unrealized Gain (Loss) on Investment Securities	(90,142)
Cost of Purchases	9,236,533
Proceeds of Sales	(29,658,722)
Amortization/Accretion	42,762
Transfers into Level 3	1,080,426
Transfers out of Level 3	(3,986,875)
Ending Balance	$4,630,472
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$(358,933)
Other Investments in Securities
Beginning Balance	$29,756
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	--
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$29,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $427,383,295)	$406,461,935
Fidelity Central Funds (cost $30,530,450)	30,530,450
Total Investments (cost $457,913,745)		$436,992,385
Cash		8,716
Receivable for investments sold		6,254,155
Receivable for fund shares sold		18,548
Interest receivable		4,169,082
Distributions receivable from Fidelity Central Funds		4,675
Prepaid expenses		1,542
Other receivables		5,254
Total assets		447,454,357
Liabilities
Payable for investments purchased	$15,378,337
Payable for fund shares redeemed	1,360,773
Accrued management fee	202,821
Other affiliated payables	36,743
Other payables and accrued expenses	73,007
Total liabilities		17,051,681
Net Assets		$430,402,676
Net Assets consist of:
Paid in capital		$452,739,478
Undistributed net investment income		2,514,645
Accumulated undistributed net realized gain (loss) on investments		(3,930,087)
Net unrealized appreciation (depreciation) on investments		(20,921,360)
Net Assets		$430,402,676
Series Floating Rate High Income:
Net Asset Value, offering price and redemption price per share ($205,782,016 ÷ 21,753,310 shares)		$9.46
Class F:
Net Asset Value, offering price and redemption price per share ($224,620,660 ÷ 23,745,559 shares)		$9.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2015
Investment Income
Dividends		$442,321
Interest		38,731,096
Income from Fidelity Central Funds		60,016
Total income		39,233,433
Expenses
Management fee	$4,126,005
Transfer agent fees	361,491
Accounting fees and expenses	327,202
Custodian fees and expenses	24,317
Independent trustees' compensation	3,303
Audit	82,355
Legal	2,456
Miscellaneous	8,163
Total expenses before reductions	4,935,292
Expense reductions	(6,556)	4,928,736
Net investment income (loss)		34,304,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(7,044,347)
Change in net unrealized appreciation (depreciation) on investment securities		(22,891,918)
Net gain (loss)		(29,936,265)
Net increase (decrease) in net assets resulting from operations		$4,368,432

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,304,697	$65,609,418
Net realized gain (loss)	(7,044,347)	17,953,303
Change in net unrealized appreciation (depreciation)	(22,891,918)	(11,479,987)
Net increase (decrease) in net assets resulting from operations	4,368,432	72,082,734
Distributions to shareholders from net investment income	(32,859,724)	(61,907,197)
Distributions to shareholders from net realized gain	(30,634,400)	(39,935,274)
Total distributions	(63,494,124)	(101,842,471)
Share transactions - net increase (decrease)	(391,270,610)	(603,382,169)
Total increase (decrease) in net assets	(450,396,302)	(633,141,906)
Net Assets
Beginning of period	880,798,978	1,513,940,884
End of period (including undistributed net investment income of $2,514,645 and undistributed net investment income of $14,087,006, respectively)	$430,402,676	$880,798,978

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Floating Rate High Income Fund

		September 30,
Years ended September 30,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.33	$10.58	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.457	.468	.538	.517
Net realized and unrealized gain (loss)	(.534)	.002	.083	.625
Total from investment operations	(.077)	.470	.621	1.142
Distributions from net investment income	(.434)	(.439)	(.460)	(.430)
Distributions from net realized gain	(.359)	(.281)	(.271)	(.022)
Total distributions	(.793)	(.720)	(.731)	(.452)
Net asset value, end of period	$9.46	$10.33	$10.58	$10.69
Total ReturnC,D	(.80)%	4.58%	6.04%	11.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.72%	.72%	.75%G
Expenses net of fee waivers, if any	.72%	.72%	.72%	.75%G
Expenses net of all reductions	.72%	.72%	.72%	.75%G
Net investment income (loss)	4.61%	4.46%	5.07%	5.34%G
Supplemental Data
Net assets, end of period (000 omitted)	$205,782	$430,191	$781,842	$833,111
Portfolio turnover rateH	42%	61%	87%	39%G,I

 A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Floating Rate High Income Fund Class F

		September 30,
Years ended September 30,	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.33	$10.58	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.467	.479	.549	.530
Net realized and unrealized gain (loss)	(.534)	.003	.084	.623
Total from investment operations	(.067)	.482	.633	1.153
Distributions from net investment income	(.444)	(.451)	(.472)	(.441)
Distributions from net realized gain	(.359)	(.281)	(.271)	(.022)
Total distributions	(.803)	(.732)	(.743)	(.463)
Net asset value, end of period	$9.46	$10.33	$10.58	$10.69
Total ReturnC,D	(.70)%	4.69%	6.16%	11.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.61%	.61%	.63%G
Expenses net of fee waivers, if any	.62%	.61%	.61%	.63%G
Expenses net of all reductions	.62%	.61%	.61%	.63%G
Net investment income (loss)	4.71%	4.56%	5.18%	5.45%G
Supplemental Data
Net assets, end of period (000 omitted)	$224,621	$450,608	$732,099	$573,596
Portfolio turnover rateH	42%	61%	87%	39%G,I

 A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Series Floating Rate High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Floating Rate High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Certain of the Fund's securities may be valued by a single source or broker. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,059,302
Gross unrealized depreciation	(22,690,482)
Net unrealized appreciation (depreciation) on securities	$(19,631,180)
Tax Cost	$456,623,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,441,749
Net unrealized appreciation (depreciation) on securities and other investments	$(19,631,180)

The Fund intends to elect to defer to its next fiscal year $4,147,371 of capital losses recognized during the period November 1, 2014 to September 30, 2015.

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$43,696,963	$ 87,346,393
Long-term Capital Gains	19,797,161	14,496,078
Total	$63,494,124	$ 101,842,471

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding.

4. Purchases and Sales of Investments.

Purchase and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $285,627,250 and $689,643,162, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Floating Rate High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

	Amount	% of Class-Level Average Net Assets
Series Floating Rate High Income	$361,491.10

For the period, transfer agent fees for each applicable class were as follows:

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,381 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $448 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,690.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,389 and a portion of class-level operating expenses as follows:

Amount
Series Floating Rate High Income	$29

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Series Floating Rate High Income	$15,710,527	$31,094,824
Class F	17,149,197	30,812,373
Total	$32,859,724	$61,907,197
From net realized gain
Series Floating Rate High Income	$14,830,619	$20,558,605
Class F	15,803,781	19,376,669
Total	$30,634,400	$39,935,274

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended September 30,	2015	2014	2015	2014
Series Floating Rate High Income
Shares sold	1,970,259	6,719,154	$19,414,098	$70,209,739
Reinvestment of distributions	3,101,475	4,950,418	30,541,146	51,624,537
Shares redeemed	(24,963,783)	(43,946,501)	(245,757,422)	(458,395,945)
Net increase (decrease)	(19,892,049)	(32,276,929)	$(195,802,178)	$(336,561,669)
Class F
Shares sold	3,827,292	10,719,393	$37,783,500	$111,956,971
Reinvestment of distributions	3,346,623	4,810,290	32,952,978	50,164,912
Shares redeemed	(27,050,196)	(41,126,912)	(266,204,910)	(428,942,383)
Net increase (decrease)	(19,876,281)	(25,597,229)	$(195,468,432)	$(266,820,500)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity® Series Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® Series Floating Rate High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 20, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® Series Floating Rate High Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and for the period from October 20, 2011 (commencement of operations) to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Floating Rate High Income Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2012-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period April 1, 2015 to September 30, 2015B
Series Floating Rate High Income	.73%
Actual		$1,000.00	$985.60	$3.63
HypotheticalC		$1,000.00	$1,021.41	$3.70
Class F	.62%
Actual		$1,000.00	$986.20	$3.09
HypotheticalC		$1,000.00	$1,021.96	$3.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015, $264,106, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Series Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SFR-ANN-1115
1.924290.103

Item 2.

Code of Ethics

As of the end of the period, September 30, 2015, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Floating Rate High Income Fund (the “Fund”):

Services Billed by Deloitte Entities

September 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$70,000	$-	$6,100	$800

September 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$69,000	$-	$5,800	$900

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2015A	September 30, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	September 30, 2015 A	September 30, 2014 A
Deloitte Entities	$310,000	$1,965,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 25, 2015